UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2016

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.07                                  Submission of Matters to a Vote of Security Holders

On May 3, 2016, ACNB Corporation (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 6,039,724 shares of the Company’s common stock were entitled to vote as of March 14, 2016, the record date for the Annual Meeting. There were 4,428,728 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on seven (7) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 — To Fix the Number of Directors

The shareholders voted to fix the number of the Company’s Directors at thirteen (13). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,271,301	103,782	53,645	-0-

Proposal No. 2 — To Fix the Number of Class 1 Directors

The shareholders voted to fix the number of Class 1 Directors at five (5). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,236,624	140,747	51,357	-0-

Proposal No. 3 — To Fix the Number of Class 2 Directors

The shareholders voted to fix the number of Class 2 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,239,834	135,794	53,100	-0-

Proposal No. 4 — To Fix the Number of Class 3 Directors

The shareholders voted to fix the number of Class 3 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,205,986	169,906	52,836	-0-

Proposal No. 5 — To Elect Class 1 Directors

The shareholders voted to elect five (5) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non- Votes

James J. Lott	2,768,476	93,898	1,566,354

Robert W. Miller	2,767,029	95,345	1,566,354

J. Emmett Patterson	2,753,810	108,564	1,566,354

Marian B. Schultz	2,750,432	111,942	1,566,354

James E. Williams	2,766,733	95,641	1,566,354

Proposal No. 6 — To Conduct a Non-Binding Vote on Executive Compensation

The shareholders voted to approve, on a non-binding basis, the compensation paid to the Company’s Named Executive Officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,485,466	219,712	157,196	1,566,354

Proposal No. 7 — To Ratify the Selection of the Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016

The shareholders voted to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,295,166	33,842	99,720	-0-

ITEM 7.01                                  Regulation FD Disclosure

On May 3, 2016, Thomas A. Ritter, President & Chief Executive Officer of the Registrant, as well as other members of management, gave a presentation at the 2016 Annual Meeting of Shareholders. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	2016 Annual Meeting Presentation Slides.
99.2	2016 Annual Meeting Press Release dated May 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 5, 2016	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/
Secretary & Chief Governance Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	2016 Annual Meeting Presentation Slides.
99.2	2016 Annual Meeting Press Release dated May 5, 2016.